UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2013

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER BALANCED FUND;

EQUINOX FRONTIER DIVERSIFIED FUND;

EQUINOX FRONTIER HERITAGE FUND;

EQUINOX FRONTIER LONG/SHORT COMMODITY FUND;

EQUINOX FRONTIER MASTERS FUND;

EQUINOX FRONTIER SELECT FUND;

EQUINOX FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2013, Equinox Fund Management, LLC, the managing owner of the registrant (“Equinox” or the “Managing Owner”), announced the appointment of Juanita D. Hanley as Chief Compliance Officer of the Managing Owner, effective January 6, 2014. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Since 2006, Ms. Hanley has been the Compliance Manager for Summit Financial Resources Inc. and affiliates. Prior to that role, Ms. Hanley spent five years with the Financial Industry Regulatory Authority (FINRA) as a Senior Compliance Examiner.

No family relationships exist between Ms. Hanley and any directors or other executive officers of Equinox Frontier Funds or the Managing Owner. There are no arrangements between Ms. Hanley and any other person pursuant to which Ms. Hanley were selected to serve as Chief Compliance Officer, nor are there any transactions to which the Managing Owner or Equinox Frontier Funds are or were a participant and in which Ms. Hanley has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Ms. Hanley replaces Jason Gerb, who served as Chief Compliance Officer from July 2011 through December 2013.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is incorporated by reference:

Exhibit Number	Description

99.1	Press Release dated December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds
(Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds (Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner of Equinox Frontier
Balanced Fund, a Series of Equinox
Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds (Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner of Equinox Frontier
Diversified Fund, a Series of Equinox
Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Heritage Series, a Series of Equinox Frontier Funds (Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner of Equinox Frontier
Heritage Fund, a Series of Equinox
Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds (Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner of Equinox Frontier
Long/Short Commodity Fund, a Series of
Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds (Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner of Equinox Frontier
Masters Fund, a Series of Equinox
Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Select Fund, a Series of Equinox Frontier Funds (Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner of Equinox Frontier
Select Fund, a Series of Equinox Frontier
Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds (Registrant)

Date: December 27, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, the
Managing Owner of Equinox Frontier
Winton Fund, a Series of Equinox
Frontier Funds